Zeo Strategic Income Fund

Class I	ZEOIX

(a series of Northern Lights Fund Trust)

Supplement dated July 1, 2015
to the Prospectus dated August 28, 2014

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The Board of Trustees has approved a change in the Fund’s investment objective. Effective August 31, 2015, the Fund’s investment objective will be as follows:

Investment Objective: The Fund seeks low volatility and absolute returns consisting of income and moderate capital appreciation.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated August 28, 2014. These documents provide information that you should know about the Funds before investing and have been filed with the Securities and Exchange Commission. These documents are available upon request and without charge by calling the Fund toll-free at 1-855-ZEO-FUND.

Please retain this Supplement for future reference.